AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 2000
                                                  REGISTRATION NO. 333-88735
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                 ---------------------------------------------

                                 MOTOROLA, INC.
             (Exact name of Registrant as specified in its charter)

    DELAWARE                      3663                    36-1115800
  (State or other           (Primary Standard          (I.R.S. Employer
  jurisdiction of       Industrial Classification     Identification No.)
  incorporation or             Code Number)
   organization)

                            1303 EAST ALGONQUIN ROAD
                           SCHAUMBURG, ILLINOIS 60196
                                 (847) 576-5000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                 -----------------------------------------------

                                CARL F. KOENEMANN
                EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                 MOTOROLA, INC.
                            1303 EAST ALGONQUIN ROAD
                           SCHAUMBURG, ILLINOIS 60196
                                 (847) 576-5000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                 -----------------------------------------------

                                WITH COPIES TO:

      PATRICIA A. VLAHAKIS, ESQ.                CHARLES I. COGUT, ESQ.
    WACHTELL, LIPTON, ROSEN & KATZ               MARIO A. PONCE, ESQ.
          51 WEST 52ND STREET                 SIMPSON, THACHER & BARTLETT
     NEW YORK, NEW YORK 10019-6150               425 LEXINGTON AVENUE
            (212) 403-1000                     NEW YORK, NEW YORK 10017
                                                    (212) 455-2000
                 -----------------------------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                 -----------------------------------------------

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] Registration No. 333-88735

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)        Exhibits:

2.1 Agreement and Plan of Merger, dated as of September 14, 1999, by and among the Registrant, Lucerne Acquisition Corp. and General Instrument Corporation (included as Appendix A to the prospectus incorporated as part of this registration statement).*

4.1 Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3(i)(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended April 2, 1994 (File No. 1-7221)).

4.2 Certificate of Designations, Preferences and Rights of Junior Participating Preferred Stock, Series B (incorporated by reference to
           Exhibit 3.3 to the Registrant's Registration Statement on Form S-3 dated January 20, 1999 (Registration No. 333-70827)).

4.3 By-laws, as amended through February 17, 1999 (incorporated by reference to Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 1-7221)).

4.4 Rights Agreement, dated as of November 5, 1998 between the Registrant and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 1.1 to the Registrant's Amendment No. 1 to Registration Statement on Form 8-A/A dated March 16, 1999 (File No. 1-7221)).

5.1 Opinion of Donald F. McLellan, Esq., Senior Transactions Counsel, Motorola Corporate Law Department, as to the legality of the shares being issued.*

8.1 Opinion of KPMG LLP regarding the federal income tax consequences of the Merger.

8.2 Opinion of Simpson Thacher & Bartlett regarding the federal income tax consequences of the Merger.

23.1       Consent of KPMG LLP (Registrant).*

23.2 Consent of Deloitte & Touche LLP (General Instrument and Next Level Communications).*

23.3       Consent of KPMG LLP (Hits Access and Control Division).*

23.4 Consent of Donald F. McLellan, Senior Transaction Counsel, Motorola Corporate Law Department (included in Exhibit No. 5.1).*

23.5       Consent of KPMG LLP (included in Exhibit No. 8.1).

23.6       Consent of Simpson Thacher & Bartlett (included in Exhibit No. 8.2).

24.1       Power of Attorney.*

99.1       Form of Proxy Card of General Instrument.*

99.2 Voting Agreement, dated as of September 14, 1999, from Liberty Media Corporation to the Registrant and General Instrument (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated September 16, 1999 (File No. 1-7221)).*

99.3       Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

99.4       Consent of CIBC World Markets Corp.*


*     Previously filed.




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Schaumburg, Illinois, on this 6th day of January, 2000.


                                    MOTOROLA, INC.


                                    By:  /s/ Carl F. Koenemann
                                         ----------------------------
                                         Name:  Carl F. Koenemann
                                         Title: Executive Vice President and
                                                Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on January 6, 2000.



             SIGNATURE                                   TITLE

PRINCIPAL EXECUTIVE OFFICER:
                                             Chairman of the Board and Chief
                 *                            Executive Officer
-----------------------------------
       Christopher B. Galvin

PRINCIPAL FINANCIAL OFFICER:

                                             Executive Vice President and
       /s/ Carl F. Koenemann                  Chief Financial Officer
-----------------------------------
         Carl F. Koenemann

PRINCIPAL ACCOUNTING OFFICER:


                 *                           Senior Vice President and
-----------------------------------           Controller
         Anthony M. Knapp

DIRECTORS:


                 *                           Director
-----------------------------------
          Ronnie C. Chan


                 *                           Director
-----------------------------------
        H. Laurence Fuller


                 *                           Director
-----------------------------------
         Robert W. Galvin


                 *                           Director
-----------------------------------
         Robert L. Growney

             SIGNATURE                                   TITLE


                 *                           Director
-----------------------------------
           Anne P. Jones


                 *                           Director
-----------------------------------
          Donald R. Jones


                                             Director
-----------------------------------
          Judy C. Lewent


                 *                           Director
-----------------------------------
       Dr. Walter E. Massey


                 *                           Director
-----------------------------------
        Nicholas Negroponte


                 *                           Director
-----------------------------------
          John E. Pepper


                 *                           Director
-----------------------------------
        Samuel C. Scott III


                 *                           Director
-----------------------------------
          Gary L. Tooker


                 *                           Director
-----------------------------------
          B. Kenneth West


                 *                           Director
-----------------------------------
         Dr. John A. White


*  By:        /s/ Carl F. Koenemann
         -------------------------------
                  Carl F. Koenemann
                  Attorney-in-Fact




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